Fair Value Measurements (Tables)	12 Months Ended
Sep. 30, 2012
Carrying Amounts and Fair Values of Financial Instruments

The following summarizes the carrying amounts and fair values of financial instruments as of September 30 (in thousands):

	Level	September 30, 2012		September 30, 2011
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets:
Cash and cash equivalents	1	$440,524	$440,524	$376,183	$376,183
Liabilities:
Interest rate swap agreements(1)	2	9,800	9,800	—	—
Interest rate swap agreements(2)	2	—	—	5,600	5,600
Long-term debt:
Term loans	2	2,019,125	2,037,000	1,538,375	1,496,000
7 3/4% Senior Subordinated Notes due 2018	1	1,600,000	1,696,000	1,600,000	1,616,000

(1)	Included in Accrued liabilities on the Consolidated Balance Sheet.
(2)	Included in Other non-current liabilities on the Consolidated Balance Sheet.